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                                                                   EXHIBIT 10.31


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[LOGO] BANK OF AMERICA                                    AMENDMENT TO DOCUMENTS

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                  AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

        This Amendent No. 1 (the "Amendment") effective as of November 30, 1994 (the "Effective Date"), is between Bank of America National Trust and Savings Association (the "Bank") and CALNETICS CORPORATION ("Borrower 1"), MANCHESTER PLASTICS CO., INC. ("Borrower 2"), NY-GLASS PLASTICS, INC. ("Borrower 3") and AGRICULTURAL PRODUCTS, INC. ("Borrower 4") (Borrower 1, Borrower 2, Borrower 3 and Borrower 4 are sometimes referred to collectively as the "Borrowers", and individually as the "Borrower").

                                   RECITALS

        A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of June 20, 1994 (the "Agreement").

        B.  The Bank and the Borrowers desire to amend the Agreement.

                                  AGREEMENT

        1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.  AMENDMENTS.  The Agreement is hereby amended as follows:

            2.1 In Section 1 of the Agreement, the words "FACILITY NO. 1: TERM LOAN AMOUNT AND TERMS" are substituted for the words "TERM LOAN AMOUNT AND TERMS".

            2.2 A new Section 1A is hereby added to the Agreement (following Paragraph 1.4(c)), which reads in its entirety as follows:

                 1A.   FACILITY NO. 2: LINE OF CREDIT AMOUNT AND TERMS

                 1A.1  LINE OF CREDIT AMOUNT.

                 (a) During the availability period described below, the Bank will provide a line of credit (the "Facility No. 2") to the Borrowers. The amount of the line of credit (the "Facility No. 2 Commitment") is Two Million Dollars ($2,000,000).

                 (b) This is a revolving line of credit. During the availability period described below, the Borrowers may repay principal amounts and reborrow them.

                 (c) The Borrowers agree not to permit the outstanding principal balance of the Facility No. 2 line of credit to exceed the Facility No. 2 Commitment.

                 1A.2  AVAILABILITY PERIOD.

                 The line of credit is available between the date of this Agreement and November 30, 1995 (the "Facility No. 2 Expiration Date") unless any Borrower is in dafault pursuant to the provisions set forth in Section 9 of the Agreement.

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                 1A.3  INTEREST RATE.

                 (a) The interest rate is the Bank's Reference Rate plus one-half (0.50) percentage point.

                 (b) The Reference Rate is the rate of interest publicly announced from time to time by the Bank in San Francisco, California, as its Reference Rate. The Reference Rate is set by the Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. The Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Bank's Reference Rate.

                 1A.4  REPAYMENT TERMS.

                 (a) The Borrowers will pay all accrued but unpaid interest on December 1, 1994, and then monthly thereafter until payment in full of any principal outstanding under this Facility No. 2 line of credit.

                 (b) The Borrowers will repay in full all principal and any accrued but unpaid interest or other charges outstanding under this line of credit no later than the Facility
                       No. 2 Expiration Date.

            2.3 A new Paragraph 2.1 is added to the Agreement which reads in its entirety as follows:

                 2.1   REQUIRED DEPOSITS.  (FACILITY NO. 2)

                 (a) The Borrowers agree that until the availability period set forth in Paragraph 1A.2 expires and all obligations under Facility No. 2 of this Agreement are repaid, the Borrowers will keep net free collected balances ("NFC Balances") at least equal to One Hundred Thirty Thousand Dollars ($130,000).

                 (b) NFC Balances are non-interest bearing deposits after the Bank deducts float and balances it requires under its normal practices as compensation for maintaining deposit accounts.

                 (c) The Bank will use the Reference Rate in effect at the end of each calculation period.

                 (d)   The fee will be calculated on a calendar quarter basis.

                 (e) The fee will be due 10 days from the Bank's billing date and will be paid quarterly.

            2.4 New Paragraphs 4.9 and 4.10 are added to the Agreement which read in their entirety as follows:

                 4.9 REQUESTS FOR CREDIT. (FACILITY NO. 2) Each request for an extension of credit will be made in writing in a manner acceptable to the Bank, or by another means acceptable to the Bank.

                 4.10  TELEPHONE AUTHORIZATION.  (FACILITY NO. 2)

                 (a) The Bank may honor telephone instructions for advances or repayments given by any one of the individual signer(s) of this Agreement or a person or persons authorized by any one of the signer(s) of the Agreement.




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                 (b)   Advances will be deposited in and repayments will be
                       withdrawn from Borrower 1's account number 14656-50415, or such other accounts with the Bank as are designated in writing by the Borrowers.

                 (c) The Borrowers indemnify and excuse the Bank (including its officers, employees, and agents) from all liability, loss, and costs in connection with any act resulting from telephone instructions it reasonably believes are made by any individual authorized by the Borrowers to give such instructions. This indemnity and excuse will survive this Agreement's termination.

            2.5 Sub-paragraph (a) of Paragraph 4.2 of the Agreement is amended to read in its entirety as follows:

                 (a) The Borrowers agree that the Bank will debit Borrower 1's deposit account number 14656-50415 (the "Designated Account"), or such other accounts with the Banks as are designated in writing by the Borrowers on the date each payment of principal and interest for Facility No. 1, and each payment of interest for Facility No. 2 becomes due (each such date a "Due Date"). If any Due Date is not a banking day, the Designated Account will be debited on the next banking day.

            2.6 Paragraph 7.1 of the Agreement is amended to read in its entirety as follows:

                 7.1 To use the proceeds of (a) Facility No. 1 only to finance the acquisition of Agricultural Products, Inc.; and (b) Facility No. 2 only to finance short term working capital requirements.

            2.7 New Paragraphs 7.21 and 7.22 are added to the Agreement which read in their entirety as follows:

                 7.21 PROFITABILITY. (FACILITY NO. 2) To maintain on a consolidated basis a positive net income before taxes and extraordinary items and a positive net income after taxes and extraordinary items for each semi-annual accounting period.

                 7.22 OUT OF DEBT PERIOD. (FACILITY NO. 2) To repay any advances in full, and not to draw any additional advances on the Borrowers' Facility No. 2 revolving line of credit, for a period of at least 30 consecutive days in each line-year. "Line-year" means the period between the date of this Agreement and November 30, 1995, and each subsequent one-year period (if any).

            2.8 A new Paragraph 10.13 ia added to the Agreement which reads in its entirety as follows:

                 10.13 PRIOR AGREEMENT SUPERSEDED. This Agreement supersedes the Business Loan Agreement entered into as of June 28, 1993 between the Bank and Borrower 1, Borrower 2, and Borrower 3, and any credit outstanding thereunder shall be deemed to be outstanding as Facility No. 2 under this Agreement.

            3. EFFECT OF AMENDMENT. Except as specifically modified or supplemented by the terms of this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

            4. COUNTERPARTS. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

            5.   CALIFORNIA LAW. This Amendment is governed by California law.

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     This Amendment is executed as of the date stated at the beginning of this
Amendment.


BANK OF AMERICA                             CALNETICS CORPORATION
National Trust and Savings Association

X /s/  ROD C. BAUER                         X /s/  STEVEN L. STRAWN
 --------------------------------            --------------------------------
By:    Rod C. Bauer                         By:    Steven L. Strawn
Title: Vice President                       Title: Vice President

                                            X /s/  CLINTON G. GERLACH
                                             --------------------------------
                                            By:    Clinton G. Gerlach
                                            Title: Chairman of the Board and
                                                   President


                                            MANCHESTER PLASTICS CO., INC.

                                            X /s/  STEVEN L. STRAWN
                                             --------------------------------
                                            By:    Steven L. Strawn
                                            Title: President

                                            X /s/  CLINTON G. GERLACH
                                             --------------------------------
                                            By:    Clinton G. Gerlach
                                            Title: Chairman of the Board


                                            NY-GLASS PLASTICS, INC.

                                            X /s/  MICHAEL A. HORNAK
                                             --------------------------------
                                            By:    Michael A. Hornak
                                            Title: President

                                            X /s/  CLINTON G. GERLACH
                                             --------------------------------
                                            By:    Clinton G. Gerlach
                                            Title: Chairman of the Board


                                            AGRICULTURAL PRODUCTS, INC.

                                            X /s/  LOU SCHULTZ
                                             --------------------------------
                                            By:    Lon Schultz
                                            Title: President

                                            X /s/  CLINTON G. GERLACH
                                             -------------------------------
                                            By:    Clinton G. Gerlach
                                            Title: Chairman of the Board

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